Exhibit 99.2



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, David Kreinberg, Executive Vice President and Chief Financial Officer of Comverse Technology, Inc. (the "Company"), certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) the accompanying Annual Report on Form 10-K of the Company for the period ending January 31, 2003 (the "Report") filed with the Securities and Exchange Commission, fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: April 30, 2003

                                      /s/ David Kreinberg
                                      ------------------------------------------
                                      Name: David Kreinberg
                                            Title: Executive Vice President and
                                            Chief Financial Officer